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                            SUPPLEMENT TO PROSPECTUS
             FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                   DATED MAY 1, 2003, AS AMENDED MAY 5, 2003

GREAT COMPANIES - AMERICA(SM) TRUST

For contracts issued on or after March 1, 2004, purchase payments and transfers may not be allocated to the Great Companies- America Trust.

                       SUPPLEMENT DATED FEBRUARY 27, 2004